UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2013

NOODLES & COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-35987	84-1303469
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

520 Zang Street, Suite D, Broomfield, CO	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 214-1900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2011, Noodles & Company (the “Company”) entered into a Credit Agreement (as amended, the “Prior Credit Agreement”) with the other Loan Parties party thereto, the lenders party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Left Lead Arranger, GE Capital Markets Inc. and Wells Fargo Bank, National Association, as Right Lead Arrangers and together with the Left Lead Arranger, as Co-Lead Arrangers, Merrill Lynch, Pierce, Fenner & Smith Incorporated, GE Capital Markets, Inc. and Wells Fargo Bank, National Association as Joint Book Managers, GE Capital Markets, Inc. and Wells Fargo Bank, National Association, as Co-Syndication Agents and Regions Bank, as Documentation Agent. On November 22, 2013, the Company amended and restated the Prior Credit Agreement pursuant to an Amended and Restated Credit Agreement with the Company, as borrower, the other Loan Parties party thereto, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, which, among other things, provides for a revolving credit facility in a maximum principal amount of $45 million, extends the maturity date of the revolving credit facility by one year to 2018, decreases the interest rate margins on the amounts outstanding from time to time, reduces the commitment fee on unused commitments and effects certain changes to the covenants applicable to the Company and the other Loan Parties, including certain changes to the financial covenants.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The discussion of the Amended and Restated Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    List of Exhibits

Exhibit No.	Description
Exhibit 10.1
Amended and Restated Credit Agreement, dated as of November 22, 2013, among Noodles & Company, the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOODLES & COMPANY

By: /s/ DAVE BOENNIGHAUSEN
Name: Dave Boennighausen
Title: Chief Financial Officer

DATED: November 26, 2013

Exhibit Index

Exhibit No.	Description
Exhibit 10.1
Amended and Restated Credit Agreement, dated as of November 22, 2013, among Noodles & Company, the other Loan Parties party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other lenders party thereto.

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